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                                                            EXHIBIT 23.4


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated June 2, 1995 included in Network Long Distance, Inc.'s Form 10-K for the year ended March 31, 1995 and to all references to our Firm included in this registration statement.

                                            /s/ ARTHUR ANDERSEN LLP
                                            ---------------------------
                                            Arthur Andersen LLP


Jackson, Mississippi,
February 14, 1996.